EXHIBIT 99.1


                       NTL (TRIANGLE) LLC AND SUBSIDIARIES
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


On November 23, 1999, NTL (Triangle) LLC (formerly NTL (Bermuda) LLC) (the "Company") sold its 50% interest in Cable London PLC ("Cable London") for (UK Pound) 428,018,000 in cash to Telewest Communications plc. The price was established pursuant to the provisions of an agreement between the parties related to the Company's purchase in 1998 of Comcast UK Cable Partners Limited.

The sale of the Cable London interest is an "Asset Sale" under the Company's 11.20% Senior Discount Debentures due 2007 (the "2007 Discount Debentures"). The Company will need to use an amount equal to the proceeds from the sale to repay subsidiary debt or invest in "Replacement Assets" within 365 days after the sale, otherwise the Company is required to make an offer to redeem the 2007 Discount Debentures at 100% of their accreted value up to an amount equal to the proceeds.

The unaudited pro forma financial statements presented are based on the historical financial statements of the Company and give effect to the sale of Cable London. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 give effect to the sale of Cable London as if it had been consummated on January 1, 1998. The unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 gives effect to the sale of Cable London as if it had been consummated on that date.

The Company made the following pro forma adjustment in the unaudited pro forma condensed consolidated balance sheet as of September 30, 1999: cash received of (UK Pound) 428,018,000 net of investment in Cable London of (UK Pound) 24,171,000 resulting in a gain of (UK Pound) 403,847,000. The Company made the following pro forma adjustment in the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1999: reversal of the Company's equity in net loss of Cable London of (UK Pound) 5,573,000. The Company made the following pro forma adjustments in the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998: (a) reversal of the consulting fee income from Cable London of (UK Pound) 407,000, (b) reversal of the Company's equity in net loss of Cable London of (UK Pound) 11,855,000, (c) gain on sale of Cable London of (UK Pound) 391,228,000 based on the January 1, 1998 investment in Cable London of (UK Pound)
36,790,000, (d) reversal of the consulting fee income from Birmingham Cable Corporation Limited ("Birmingham") of (UK Pound) 531,000 due to the sale of the Company's 27.5% interest in Birmingham in October 1998 and (e) reversal of the equity in net loss of Birmingham of (UK Pound) 7,841,000. Since the Company is a pass-through entity for U.S. income tax purposes and is not subject to U.S. income tax, there is no income tax provision included in the pro forma adjustments.

The pro forma adjustments are based upon available information and assumptions that the Company believes were reasonable at the time made. The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's financial position or results of operations had the sale of Cable London occurred on the dates indicated, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The accompanying unaudited condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company.

                      NTL (TRIANGLE) LLC AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               September 30, 1999
                              (in (UK Pound) 000's)

                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                   ----------        -----------        ---------

ASSETS
Current assets
     Cash and cash equivalents                 (UKP) 19,135     (UKP) 428,018       (UKP) 447,153
     Other current assets                            10,564                                10,564
                                                    ---------------------------------------------
        Total current assets                         29,699           428,018             457,717

Investment in Cable London PLC                       24,171           (24,171)                  -
Property and equipment, net                         340,630                               340,630
Deferred charges, net                                38,576                                38,576
Other assets                                         50,567                                50,567
                                                    ---------------------------------------------

                                              (UKP) 483,643     (UKP) 403,847       (UKP) 887,490
                                                    =============================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
     Current portion of long-term debt         (UKP)  1,150                 -        (UKP)  1,150
     Other current liabilities                       23,605                 -              23,605
                                                    ---------------------------------------------
        Total current liabilities                    24,755                 -              24,755

Long-term debt                                      282,321                 -             282,321

Shareholder's equity
     Common stock                                         8                 -                   8
     Additional capital                             359,049                 -             359,049
     Accumulated deficit                           (182,490)          403,847             221,357
                                                    ---------------------------------------------
        Total shareholder's equity                  176,567           403,847             580,414
                                                    ---------------------------------------------

                                              (UKP) 483,643     (UKP) 403,847       (UKP) 887,490
                                                    =============================================

                      NTL (TRIANGLE) LLC AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                              (In (UK Pound) 000's)

                                                   HISTORICAL       ADJUSTMENTS         PRO FORMA
                                                   ----------------------------------------------
REVENUES                                       (UKP) 72,240          (UKP)  0        (UKP) 72,240

COSTS AND EXPENSES
Operating                                            24,301                                24,301
Selling, general, and administrative                 29,349                                29,349
Depreciation and amortization                        26,547                                26,547
                                                    ---------------------------------------------
                                                     80,197                                80,197
                                                    ---------------------------------------------
OPERATING (LOSS)                                     (7,957)                -              (7,957)

OTHER INCOME (EXPENSE)
Interest expense                                    (23,650)                              (23,650)
Investment income                                     3,565                                 3,565
Equity in net loss of Cable London PLC               (5,573)            5,573                   -
Exchange losses and other                            (3,600)                               (3,600)
                                                    ---------------------------------------------
NET (LOSS)                                     (UKP)(37,215)      (UKP) 5,573        (UKP)(31,642)

                      NTL (TRIANGLE) LLC AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                              (In (UK Pound) 000's)

                                                   HISTORICAL       ADJUSTMENTS         PRO FORMA
                                                   ----------------------------------------------
REVENUES                                       (UKP) 78,587       (UKP) (938)        (UKP) 77,649

COSTS AND EXPENSES
Operating                                            25,598                                25,598
Selling, general, and administrative                 34,971                                34,971
Management fees                                       2,400                                 2,400
Depreciation and amortization                        31,185                                31,185
                                                   ----------------------------------------------
                                                     94,154                -               94,154
                                                   ----------------------------------------------
OPERATING (LOSS)                                    (15,567)            (938)             (16,505)

OTHER INCOME (EXPENSE)
Interest expense                                    (34,898)                              (34,898)
Investment income                                     9,054                                 9,054
Equity in net losses of affiliates                  (19,696)          19,696                    -
Gain on sale of investments                         110,497          391,228              501,725
Exchange losses and other                            (6,185)                               (6,185)
                                                    ---------------------------------------------
INCOME BEFORE EXTRAORDINARY ITEM               (UKP) 43,205    (UKP) 409,986        (UKP) 453,191
